EXHIBIT 99

                            COLLATERAL TERM SHEETS

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus supplement.

                                                              October 21, 2003

                          $920,034,000 (Approximate)
                        GSR Mortgage Loan Trust 2003-10
                    GS Mortgage Securities Corp., Depositor
              Mortgage Pass-Through Certificates, Series 2003-10


-------------------------------------------------------------------------------

                          Features of the Transaction
-------------------------------------------------------------------------------
o    Offering consists of two groups of senior securities totaling
     $920,034,000 expected to be rated AAA by Moody's, and S&P.

o Credit support for the certificates is provided through a senior/subordinated, shifting interest structure and five-year prepayment lockout. The expected amount of credit support for the senior certificates is 2.45% in the form of subordination.

o Collateral consists of 10/1 hybrid adjustable rate, first lien, 1-4 family, residential mortgage loans originated or purchased by Wells Fargo Home Mortgage, Inc.

o Five-year subordinate certificate prepayment lock-out. If, within the first 36 months, the credit support to the senior certificates is twice the original credit support percentage, then the subordinate certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds, subject to certain loss and delinquency criteria. If, after the first 36 months, the credit support is twice the original credit support percentage, then the subordinate certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

o    The subordinate certificates will be cross-collateralized.

-------------------------------------------------------------------------------

                                  Time Table
-------------------------------------------------------------------------------
Expected Settlement:                           October 30, 2003
Cut-off Date:                                  October 1, 2003
First Distribution Date:                       November 25, 2003


-------------------------------------------------------------------------------

                                   Key Terms
-------------------------------------------------------------------------------
Issuer:                      GSR Mortgage Loan Trust 2003-10
Depositor:                   GS Mortgage Securities Corp.
Servicer:                    Wells Fargo Home Mortgage, Inc.
Trustee/Custodian:           JPMorgan Chase Bank
Servicing/Trustee Fee:       37.5/0.25 bps
Distribution Date:           25th day of the month or the following Business
                             Day
Record Date:                 Last business day of the Interest Accrual period
                             for such certificates
Delay Days:                  0 day delay for Class 1A2, 1A3 and 1A10
                             certificates. 24 day delay for all others
Prepayment Assumption:       25% CPR for Group 1 and 22% for Group 2
Interest Accrual:            30/360 basis for all classes of certificates
Servicer Advancing:          Yes, subject to recoverability
Compensating Interest:       To the extent of the aggregate monthly
                             servicing fee
Optional Call:               10% optional termination provision
Rating Agencies:             Senior certificates - Moody's and S&P.
Minimum Denomination:        Senior certificates - $25,000
                             Interest only certificates - $5,000,000
Legal Investment:            All certificates offered by this term sheet are
                             expected to be SMMEA eligible at settlement
ERISA Eligible:              Underwriter's exemption is expected to apply to
                             all offered certificates, however, prospective purchasers should consult their own counsel

Tax Treatment:               All offered certificates represent REMIC
                             regular interests



Collateral Description (1)
----------------------


----------------------------------------------------------------------------------------------------------------
                                                                       Group I         Group II           Total
----------------------------------------------------------------------------------------------------------------
 Scheduled Principal Balance:                                     $734,663,457     $208,478,852    $943,142,309
 Number of Mortgage Loans:                                               1,400              391           1,791
 Average Scheduled Principal Balance:                                 $524,760         $533,190        $526,600
 Weighted Average Gross Coupon:                                          5.16%            4.88%           5.10%
 Weighted Average Net Coupon:                                            4.78%            4.51%           4.72%
 Weighted Average Stated Remaining Term:                                   356              356             356
 Weighted Average Seasoning:                                                 4                3               4
 Weighted Average Months to Roll:                                          116              117             116
 Weighted Average Amortized Current LTV Ratio:                           62.9%            62.4%           62.8%
 Weighted Average Gross Margin:                                          2.75%            2.75%           2.75%
 Weighted Average Net Margin:                                            2.37%            2.37%           2.37%
 Weighted Average Initial Rate Cap:                                      5.00%            5.00%           5.00%
 Weighted Average Periodic Rate Cap:                                     2.00%            2.00%           2.00%
 Weighted Average Life Cap:                                              5.00%            5.00%           5.00%
 Weighted Average Gross Maximum Lifetime Rate:                          10.16%            9.88%          10.10%
 Weighted Average FICO Score:                                              740              742             740
 Servicer:                                                         Wells Fargo      Wells Fargo     Wells Fargo
----------------------------------------------------------------------------------------------------------------
(1) October 1, 2003 scheduled balances




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

                                                              October 21, 2003




Overview of the Offered Certificates
------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                 Approximate      Expected       Initial                                  Estimated    Principal    Moody's/
                  Principal        Credit      Pass-Through    Collateral                 Avg. Life     Payment        S&P
Certificates       Balance         Support       Rate (2)        Group        Type        (yrs) (3)    Window (4)   Ratings (5)
-------------------------------------------------------------------------------------------------------------------------------
1A1             $250,000,000        2.45%       4.778%            I           PT WAC        2.95      11/03-08/11    Aaa/AAA
1A2              $61,963,000        2.45%        [ ]              I         SEQ FIXED       0.50      11/03-10/04    Aaa/AAA
1A3              $23,359,500        2.45%        [ ]              I         SEQ FIXED       1.25      10/04-04/05    Aaa/AAA
1A4              $86,072,000        2.45%        [ ]              I         SEQ FIXED       2.00      04/05-05/06    Aaa/AAA
1A5              $51,187,000        2.45%       4.778%            I          SEQ WAC        3.00      05/06-04/07    Aaa/AAA
1A6              $45,816,000        2.45%       4.778%            I          SEQ WAC        4.00      04/07-05/08    Aaa/AAA
1A7              $73,713,000        2.45%       4.778%            I          SEQ WAC        6.00      05/08-08/11    Aaa/AAA
1A8              $39,230,000        2.45%       4.778%            I          SEQ WAC        7.82      08/11-08/11    Aaa/AAA
1A9             $171,394,500(1)     NA           [ ]              I             IO           NA           NA         Aaa/AAA
1A10             $85,322,500        2.45%       4.778%            I          SEQ WAC        0.71      11/03-04/05    Aaa/AAA
2A1             $203,371,000        2.45%       4.506%            II          PT WAC        3.26      11/03-08/11    Aaa/AAA
-------------------------------------------------------------------------------------------------------------------------------
   Total        $920,034,000
-------------------------------------------------------------------------------------------------------------------------------

(1)   Notional Amount. The initial Class 1A9 Notional Amount for any distribution date will equal the aggregate certificate balance of the Class 1A2, Class 1A3, and Class 1A4 Certificates immediately preceding that Distribution Date.

(2)   See the Coupons of the Certificates section of this Structural Term Sheet for more information on the Pass-Through
      Rates of the Certificates.

(3)   Assuming payment based on a pricing speed of 25% CPR for Group 1 and 22% CPR for Group 2 to the earlier of the Bond
      Reset Date or the 10% Optional Call for the Senior Certificates.

(4)   The Stated Final Maturity for the Certificates is the Distribution Date occurring in October 2033.

(5)   The Senior Certificates are expected to be rated by Moody's and S&P.


Coupons of the Certificates
---------------------------


         ---------------------------------------------------------------------------------------------------
                             Bond Reset            Initial                   Coupon After Bond
              Class            Date(1)             Coupon                       Reset Date
         ---------------------------------------------------------------------------------------------------
              1A1           [June 2013]             4.778%                            NA
         ---------------------------------------------------------------------------------------------------
                                                                      The Minimum of the (1) Group I Net
              1A2           [June 2013]               [ ]            WAC and (2) 1 Year CMT plus 175 bps
         ---------------------------------------------------------------------------------------------------
                                                                      The Minimum of the (1) Group I Net
              1A3           [June 2013]               [ ]            WAC and (2) 1 Year CMT plus 175 bps
         ---------------------------------------------------------------------------------------------------
                                                                      The Minimum of the (1) Group I Net
              1A4           [June 2013]               [ ]            WAC and (2) 1 Year CMT plus 175 bps
         ---------------------------------------------------------------------------------------------------
              1A5           [June 2013]             4.778%                            NA
         ---------------------------------------------------------------------------------------------------
              1A6           [June 2013]             4.778%                            NA
         ---------------------------------------------------------------------------------------------------
              1A7           [June 2013]             4.778%                            NA
         ---------------------------------------------------------------------------------------------------
              1A8           [June 2013]             4.778%                            NA
         ---------------------------------------------------------------------------------------------------
              1A9               N/A                   [ ]                      Excess Interest
         ---------------------------------------------------------------------------------------------------
              1A10          [June 2013]             4.778%                            NA
         ---------------------------------------------------------------------------------------------------
              2A1          [August 2013]            4.506%                            NA
         ---------------------------------------------------------------------------------------------------

         (1)    The certificates are priced to the earlier of the Bond Reset Date or the 10% Optional
                Call for the Senior Certificates.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



Selected Mortgage Loan Data:
---------------------------


                      The Mortgage Loans (All Collateral)


Scheduled Principal Balance:                                 $943,142,309
Number of Mortgage Loans:                                           1,791
Average Scheduled Principal Balance:                             $526,600
Weighted Average Gross Coupon:                                      5.10%
Weighted Average Net Coupon:                                        4.72%
Weighted Average Stated Remaining Term:                               356
Weighted Average Seasoning:                                             4
Weighted Average Months to Roll:                                      116
Weighted Average Amortized Current LTV Ratio:                       62.8%
Weighted Average Gross Margin:                                      2.75%
Weighted Average Net Margin:                                        2.37%
Weighted Average Initial Rate Cap:                                  5.00%
Weighted Average Periodic Rate Cap:                                 2.00%
Weighted Average Life Cap:                                          5.00%
Weighted Average Gross Maximum Lifetime Rate:                      10.10%
Weighted Average FICO Score:                                          740
Servicer:                                                     Wells Fargo


                  Distribution by Scheduled Principal Balance


                                      Number Of               Total Dollar    Scheduled Principal
 Scheduled Principal Balance      Mortgage Loans (#)           Amount ($)         Balance (%)
---------------------------------------------------------------------------------------------------
 Below $350,000                        173                   $ 52,463,849             5.6%
 $350,001 - $450,000                   589                    235,454,227            25.0
 $450,001 - $550,000                   412                    204,151,859            21.6
 $550,001 - $650,000                   314                    189,600,867            20.1
 $650,001 - $750,000                    77                     54,930,126             5.8
 $750,001 - $1,000,000                 223                    202,363,937            21.5
 $1,000,001-$1,250,000                   1                      1,191,717             0.1
 $1,250,001-$1,500,000                   2                      2,985,727             0.3
---------------------------------------------------------------------------------------------------
 Total                               1,791                   $943,142,309           100.0%
===================================================================================================
Column totals may not add to 100.0% due to rounding


                         Distribution by Gross Coupon


                                      Number Of               Total Dollar    Scheduled Principal
 Gross Coupon                     Mortgage Loans (#)           Amount ($)         Balance (%)
---------------------------------------------------------------------------------------------------
Below 4.00%                              5                   $  2,473,852              0.3%
4.00- 4.49%                             48                     25,653,568              2.7
4.50- 4.99%                            451                    245,043,368             26.0
5.00- 5.49%                          1,022                    536,699,155             56.9
5.50- 5.74%                            207                    104,064,617             11.0
5.75- 5.99%                             56                     27,697,920              2.9
6.00- 6.49%                              2                      1,509,829              0.2
---------------------------------------------------------------------------------------------------
Total                                1,791                   $943,142,309            100.0%
===================================================================================================
Column totals may not add to 100.0% due to rounding





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



            Distribution by Amortized Current Loan-to-Value Ratios



 Amortized Current                     Number Of               Total Dollar    Scheduled Principal
 Loan-To-Value Ratio               Mortgage Loans (#)           Amount ($)         Balance (%)
----------------------------------------------------------------------------------------------------
 Below 40.00%                           142                     $80,835,626           8.6%
 40.00 - 49.99%                         185                      98,924,109          10.5
 50.00 - 59.99%                         290                     162,632,303          17.2
 60.00 - 69.99%                         535                     290,187,261          30.8
 70.00 - 79.99%                         633                     307,702,484          32.6
 80.00 - 84.99%                           2                       1,142,233           0.1
 85.00 - 89.99%                           4                       1,718,293           0.2
----------------------------------------------------------------------------------------------------
 Total                                1,791                    $943,142,309         100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



                  Distribution by Primary Mortgage Insurance


 Primary Mortgage                      Number Of               Total Dollar    Scheduled Principal
 Insurance ("PMI")                 Mortgage Loans (#)           Amount ($)         Balance (%)
----------------------------------------------------------------------------------------------------
 Amortized CLTV <= 80%                1,785                     $940,281,782         99.7%
 Amortized CLTV > 80% With PMI            6                        2,860,526          0.3
----------------------------------------------------------------------------------------------------
 Total                                1,791                     $943,142,309        100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




              Distribution by Stated Remaining Months to Maturity


 Stated Remaining                      Number Of               Total Dollar    Scheduled Principal
 Term (Months)                     Mortgage Loans (#)           Amount ($)         Balance (%)
-----------------------------------------------------------------------------------------------------
 Under 301                               9                         $4,512,236         0.5%
 337 - 348                               1                            518,757         0.1
 349 - 360                           1,781                        938,111,316        99.5
-----------------------------------------------------------------------------------------------------
 Total                               1,791                       $943,142,309       100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding



                             Distribution by Index


                                      Number Of               Total Dollar    Scheduled Principal
 Index                            Mortgage Loans (#)           Amount ($)         Balance (%)
-----------------------------------------------------------------------------------------------------
 1 Year CMT                          1,791                    $943,142,309          100.0%
-----------------------------------------------------------------------------------------------------
 Total                               1,791                    $943,142,309          100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



                        Distribution by Months to Roll


                                       Number Of               Total Dollar    Scheduled Principal
 Months To Roll                    Mortgage Loans (#)           Amount ($)         Balance (%)
-----------------------------------------------------------------------------------------------------
 103 to 108                              1                         $518,757          0.1%
 109 to 114                             33                       17,541,669          1.9
 115 to 120                          1,757                      925,081,882         98.1
-----------------------------------------------------------------------------------------------------
 Total                               1,791                     $943,142,309        100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding




                         Distribution by Gross Margin


                                       Number Of               Total Dollar    Scheduled Principal
 Gross Margin                      Mortgage Loans (#)           Amount ($)         Balance (%)
----------------------------------------------------------------------------------------------------
 2.75%                               1,791                      $943,142,309          100.0%
----------------------------------------------------------------------------------------------------
 Total                               1,791                      $943,142,309          100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



                       Distribution by Initial Rate Cap


                                       Number Of               Total Dollar    Scheduled Principal
 Initial Rate Cap                  Mortgage Loans (#)           Amount ($)         Balance (%)
----------------------------------------------------------------------------------------------------

 5.00%                               1,791                      $943,142,309          100.0%
----------------------------------------------------------------------------------------------------
 Total                               1,791                      $943,142,309          100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



                          Distribution by FICO Score


                                      Number Of               Total Dollar    Scheduled Principal
 FICO Score                       Mortgage Loans (#)           Amount ($)         Balance (%)
----------------------------------------------------------------------------------------------------
 761 and above                         692                      $359,825,187          38.2%
 741 - 760                             317                       165,290,614          17.5
 721 - 740                             230                       121,343,445          12.9
 701 - 720                             211                       116,422,026          12.3
 681 - 700                             165                        86,885,213           9.2
 661 - 680                             112                        60,499,992           6.4
 641 - 660                              40                        20,089,201           2.1
 621 - 640                              19                         9,744,633           1.0
 581 - 620                               3                         1,195,482           0.1
 561 - 580                               1                           654,799           0.1
 Unavailable                             1                         1,191,717           0.1
----------------------------------------------------------------------------------------------------
 Total                               1,791                      $943,142,309         100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



                        Distribution by Property State


                                       Number Of               Total Dollar    Scheduled Principal
 Property State                    Mortgage Loans (#)           Amount ($)         Balance (%)
----------------------------------------------------------------------------------------------------
 California                            816                      $441,267,942         46.8%
 Illinois                              106                        55,320,174          5.9
 Massachusetts                          79                        42,114,915          4.5
 New Jersey                             81                        39,527,713          4.2
 Virginia                               83                        38,758,617          4.1
 New York                               58                        34,023,042          3.6
 Maryland                               62                        29,902,226          3.2
 Connecticut                            46                        29,347,606          3.1
 All Other(1)                          460                       232,880,073         24.7
----------------------------------------------------------------------------------------------------
 Total                               1,791                      $943,142,309        100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding

(1) Each of the other states is less than 3.0% of the aggregate principal balance



                         Distribution by Property Type


                                      Number Of               Total Dollar    Scheduled Principal
 Property Type                    Mortgage Loans (#)           Amount ($)         Balance (%)
----------------------------------------------------------------------------------------------------
Single Family                        1,633                  $867,674,884             92.0%
Condominium                             90                    40,159,157              4.3
Hi-Rise Condominium                     29                    17,309,641              1.8
PUD                                     19                     8,260,792              0.9
2-4 Family                              12                     5,868,823              0.6
Co-Op                                    8                     3,869,012              0.4
----------------------------------------------------------------------------------------------------
Total                                1,791                  $943,142,309            100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




                         Distribution by Loan Purpose


                                       Number Of             Total Dollar      Scheduled Principal
 Loan Purpose                      Mortgage Loans (#)         Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
Rate/Term Refi                         990                  $529,216,969              56.1%
Purchase                               537                   282,018,711              29.9
Cashout Refi                           264                   131,906,630              14.0
----------------------------------------------------------------------------------------------------
Total                                1,791                  $943,142,309             100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




                           Distribution by Occupancy


                                      Number Of             Total Dollar      Scheduled Principal
 Occupancy                        Mortgage Loans (#)         Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
Owner Occupied                       1,708                  $901,105,461             95.5%
Second Home                             83                    42,036,848              4.5
----------------------------------------------------------------------------------------------------
Total                                1,791                  $943,142,309            100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



                           Distribution by Seasoning


                                     Number Of             Total Dollar      Scheduled Principal
 Seasoning (Months)              Mortgage Loans (#)         Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
0 - 3                                  706                  $374,593,689             39.7%
4 - 6                                1,071                   560,377,778             59.4
7 - 12                                  14                     8,170,842              0.9
----------------------------------------------------------------------------------------------------
Total                                1,791                  $943,142,309            100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



                        Distribution by Document Status


                                       Number Of             Total Dollar      Scheduled Principal
 Document Status                   Mortgage Loans (#)         Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
Full Doc                               972                   $538,817,305            57.1%
Asset Only                             641                    311,530,437            33.0
No Doc                                 128                     66,721,746             7.1
Income Only                             50                     26,072,820             2.8
----------------------------------------------------------------------------------------------------
Total                                1,791                   $943,142,309           100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




                      Distribution by Property Zip Codes


                                        Number Of             Total Dollar      Scheduled Principal
Property Zip Codes                  Mortgage Loans (#)         Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
92130                                     17                   $  8,953,835            0.9%
60521                                     13                      8,628,569            0.9
94010                                     11                      6,795,405            0.7
92037                                      8                      6,559,353            0.7
92679                                     11                      6,555,042            0.7
94583                                     12                      6,303,423            0.7
90049                                      9                      6,261,985            0.7
92660                                     12                      6,045,727            0.6
20878                                     11                      5,594,319            0.6
20817                                     10                      5,533,755            0.6
All Others                             1,677                    875,910,894           92.9
----------------------------------------------------------------------------------------------------
Total                                  1,791                   $943,142,309          100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



                          Distribution by Delinquency


                                       Number Of             Total Dollar      Scheduled Principal
 Delinquency                       Mortgage Loans (#)         Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
Current                              1,781                    $938,049,586           99.5%
30 Days                                 10                       5,092,723            0.5
----------------------------------------------------------------------------------------------------
Total                                1,791                    $943,142,309          100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




                      Distribution by Final Maturity Year


                                        Number Of             Total Dollar      Scheduled Principal
 Final Maturity Year                Mortgage Loans (#)         Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
2022                                      1                    $    425,091           0.0%
2023                                      7                       3,555,628           0.4
2028                                      1                         531,516           0.1
2032                                      5                       2,925,800           0.3
2033                                  1,777                     935,704,273          99.2
----------------------------------------------------------------------------------------------------
Total                                 1,791                    $943,142,309         100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




                      Distribution by First Payment Year


                                       Number Of             Total Dollar      Scheduled Principal
 First Payment Year                Mortgage Loans (#)         Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
 2002                                    2                      $831,939            0.1%
 2003                                1,789                   942,310,369           99.9
----------------------------------------------------------------------------------------------------
 Total                               1,791                  $943,142,309          100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



                    Distribution by First Rate Change Date


                                       Number Of             Total Dollar      Scheduled Principal
 First Rate Change Date            Mortgage Loans (#)         Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
10/1/2012                              1                    $    518,757           0.1%
11/1/2012                              1                         313,183           0.0
12/1/2012                              4                       2,518,952           0.3
1/1/2013                               5                       3,399,858           0.4
2/1/2013                               1                         426,174           0.0
3/1/2013                               2                         993,919           0.1
4/1/2013                              20                       9,889,584           1.0
5/1/2013                             159                      81,935,610           8.7
6/1/2013                             892                     468,552,584          49.7
7/1/2013                             604                     323,930,851          34.3
8/1/2013                              70                      36,103,318           3.8
9/1/2013                              32                      14,559,520           1.5
----------------------------------------------------------------------------------------------------
Total                              1,791                    $943,142,309         100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




                         Distribution by Original Term


                                       Number Of             Total Dollar      Scheduled Principal
 Original Term (Months)            Mortgage Loans (#)         Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
Under 313                               9                   $  4,512,236              0.5%
349 - 360                           1,782                    938,630,073             99.5
----------------------------------------------------------------------------------------------------
Total                               1,791                   $943,142,309            100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




                         Distribution by Maximum Rate


                                       Number Of             Total Dollar      Scheduled Principal
 Maximum Rate                      Mortgage Loans (#)         Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
8.50- 8.99%                              5                   $  2,473,852           0.3%
9.00- 9.49%                             48                     25,653,568           2.7
9.50- 9.99%                            451                    245,043,368          26.0
10.00-10.49%                         1,022                    536,699,155          56.9
10.50-10.99%                           263                    131,762,537          14.0
11.00-11.49%                             2                      1,509,829           0.2
----------------------------------------------------------------------------------------------------
Total                                1,791                   $943,142,309         100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003


                         The Mortgage Loans (Group 1)


Scheduled Principal Balance:                                  $734,663,457
Number of Mortgage Loans:                                            1,400
Average Scheduled Principal Balance:                              $524,760
Weighted Average Gross Coupon:                                       5.16%
Weighted Average Net Coupon:                                         4.78%
Weighted Average Stated Remaining Term:                                356
Weighted Average Seasoning:                                              4
Weighted Average Months to Roll:                                       116
Weighted Average Amortized Current LTV Ratio:                        62.9%
Weighted Average Gross Margin:                                       2.75%
Weighted Average Net Margin:                                         2.37%
Weighted Average Initial Rate Cap:                                   5.00%
Weighted Average Periodic Rate Cap:                                  2.00%
Weighted Average Life Cap:                                           5.00%
Weighted Average Gross Maximum Lifetime Rate:                       10.16%
Weighted Average FICO Score:                                           740
Servicer:                                                      Wells Fargo



                  Distribution by Scheduled Principal Balance


                                       Number Of              Total Dollar      Scheduled Principal
 Scheduled Principal Balance       Mortgage Loans (#)          Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
 Below $350,000                        135                     $ 40,814,725            5.6%
 $350,001 - $450,000                   467                      186,832,068           25.4
 $450,001 - $550,000                   322                      159,762,601           21.7
 $550,001 - $650,000                   243                      145,965,827           19.9
 $650,001 - $750,000                    60                       42,928,240            5.8
 $750,001 - $1,000,000                 170                      154,182,553           21.0
 $1,000,001-$1,250,000                   1                        1,191,717            0.2
 $1,250,001-$1,500,000                   2                        2,985,727            0.4
----------------------------------------------------------------------------------------------------
 Total                               1,400                     $734,663,457          100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Gross Coupon


                                        Number Of              Total Dollar      Scheduled Principal
 Gross Coupon                       Mortgage Loans (#)          Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
Below 4.00%                                2                   $    796,453             0.1%
4.00- 4.49%                               21                     12,377,283             1.7
4.50- 4.99%                              263                    143,482,096            19.5
5.00- 5.49%                              863                    451,689,477            61.5
5.50- 5.74%                              197                     98,861,144            13.5
5.75- 5.99%                               52                     25,947,175             3.5
6.00- 6.49%                                2                      1,509,829             0.2
----------------------------------------------------------------------------------------------------
Total                                  1,400                   $734,663,457           100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



            Distribution by Amortized Current Loan-to-Value Ratios



 Amortized Current                      Number Of            Total Dollar       Scheduled Principal
 Loan-To-Value Ratio                Mortgage Loans (#)        Amount ($)            Balance (%)
----------------------------------------------------------------------------------------------------
Below 40.00%                           113                  $ 62,817,535              8.6%
40.00 - 49.99%                         146                    78,108,960             10.6
50.00 - 59.99%                         220                   122,486,346             16.7
60.00 - 69.99%                         411                   225,314,138             30.7
70.00 - 79.99%                         504                   243,075,952             33.1
80.00 - 84.99%                           2                     1,142,233              0.2
85.00 - 89.99%                           4                     1,718,293              0.2
----------------------------------------------------------------------------------------------------
Total                                1,400                  $734,663,457            100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




                  Distribution by Primary Mortgage Insurance


 Primary Mortgage                       Number Of            Total Dollar       Scheduled Principal
 Insurance ("PMI")                  Mortgage Loans (#)        Amount ($)            Balance (%)
----------------------------------------------------------------------------------------------------
Amortized CLTV <= 80%                  1,394               $731,802,931             99.6%
Amortized CLTV > 80% With PMI              6                  2,860,526              0.4
----------------------------------------------------------------------------------------------------
Total                                  1,400               $734,663,457            100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



              Distribution by Stated Remaining Months to Maturity


 Stated Remaining                     Number Of            Total Dollar       Scheduled Principal
 Term (Months)                    Mortgage Loans (#)        Amount ($)            Balance (%)
----------------------------------------------------------------------------------------------------
Under 301                                 4                $  1,727,935              0.2%
337 - 348                                 1                     518,757              0.1
349 - 360                             1,395                 732,416,765             99.7
----------------------------------------------------------------------------------------------------
Total                                 1,400                $734,663,457            100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




                             Distribution by Index


                                       Number Of            Total Dollar       Scheduled Principal
 Index                             Mortgage Loans (#)        Amount ($)            Balance (%)
----------------------------------------------------------------------------------------------------
 1 Year CMT                          1,400                    $734,663,457          100.0%
----------------------------------------------------------------------------------------------------
 Total                               1,400                    $734,663,457          100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



                        Distribution by Months to Roll


                                       Number Of            Total Dollar       Scheduled Principal
 Months To Roll                    Mortgage Loans (#)        Amount ($)            Balance (%)
----------------------------------------------------------------------------------------------------
103 to 108                                1                   $    518,757           0.1%
109 to 114                               31                     16,572,052           2.3
115 to 120                            1,368                    717,572,648          97.7
----------------------------------------------------------------------------------------------------
Total                                 1,400                   $734,663,457         100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Gross Margin


                                       Number Of            Total Dollar       Scheduled Principal
 Gross Margin                      Mortgage Loans (#)        Amount ($)            Balance (%)
----------------------------------------------------------------------------------------------------
 2.75%                               1,400                    $734,663,457          100.0%
----------------------------------------------------------------------------------------------------
 Total                               1,400                    $734,663,457          100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




                       Distribution by Initial Rate Cap


                                        Number Of            Total Dollar       Scheduled Principal
 Initial Rate Cap                   Mortgage Loans (#)        Amount ($)            Balance (%)
----------------------------------------------------------------------------------------------------
 5.00%                               1,400                    $734,663,457          100.0%
----------------------------------------------------------------------------------------------------
 Total                               1,400                    $734,663,457          100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




                          Distribution by FICO Score


                                       Number Of            Total Dollar        Scheduled Principal
 FICO Score                        Mortgage Loans (#)        Amount ($)            Balance (%)
----------------------------------------------------------------------------------------------------
761 and above                           539                  $281,491,995            38.3%
741 - 760                               231                   119,807,188            16.3
721 - 740                               182                    96,427,760            13.1
701 - 720                               172                    93,958,903            12.8
681 - 700                               133                    68,354,909             9.3
661 - 680                                90                    48,078,382             6.5
641 - 660                                33                    16,186,075             2.2
621 - 640                                16                     7,971,047             1.1
581 - 620                                 3                     1,195,482             0.2
Unavailable                               1                     1,191,717             0.2
----------------------------------------------------------------------------------------------------
Total                                 1,400                  $734,663,457           100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



                        Distribution by Property State


                                       Number Of            Total Dollar        Scheduled Principal
 Property State                    Mortgage Loans (#)        Amount ($)            Balance (%)
----------------------------------------------------------------------------------------------------
 California                            618                  $330,824,024              45.0%
 Illinois                               83                    43,278,814               5.9
 Massachusetts                          67                    35,930,465               4.9
 New Jersey                             64                    31,526,817               4.3
 New York                               52                    30,599,450               4.2
 Virginia                               67                    30,894,611               4.2
 Maryland                               52                    25,249,675               3.4
 Connecticut                            37                    22,826,056               3.1
 Washington                             46                    22,786,355               3.1
 All Other(1)                          314                   160,747,190              21.9
----------------------------------------------------------------------------------------------------
Total                                1,400                  $734,663,457             100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding

(1) Each of the other states is less than 3.0% of the aggregate principal balance



                         Distribution by Property Type


                                      Number Of            Total Dollar        Scheduled Principal
 Property Type                    Mortgage Loans (#)        Amount ($)            Balance (%)
----------------------------------------------------------------------------------------------------
 Single Family                      1,271                  $673,393,081               91.7%
 Condominium                           73                    31,814,966                4.3
 Hi-Rise Condominium                   24                    14,878,011                2.0
 PUD                                   15                     6,206,241                0.8
 2-4 Family                            10                     5,046,672                0.7
 Co-Op                                  7                     3,324,486                0.5
----------------------------------------------------------------------------------------------------
 Total                              1,400                  $734,663,457              100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Loan Purpose


                                      Number Of            Total Dollar        Scheduled Principal
 Loan Purpose                     Mortgage Loans (#)        Amount ($)            Balance (%)
----------------------------------------------------------------------------------------------------
Rate/Term Refi                        781                  $415,172,651              56.5%
Purchase                              418                   219,265,354              29.8
Cashout Refi                          201                   100,225,452              13.6
----------------------------------------------------------------------------------------------------
Total                               1,400                  $734,663,457             100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



                          Distribution by Occupancy


                                       Number Of            Total Dollar        Scheduled Principal
 Occupancy                         Mortgage Loans (#)        Amount ($)            Balance (%)
----------------------------------------------------------------------------------------------------
Owner Occupied                      1,332                  $699,973,645               95.3%
Second Home                            68                    34,689,812                4.7
----------------------------------------------------------------------------------------------------
Total                               1,400                  $734,663,457              100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



                           Distribution by Seasoning


                                       Number Of            Total Dollar        Scheduled Principal
 Seasoning (Months)                Mortgage Loans (#)        Amount ($)            Balance (%)
----------------------------------------------------------------------------------------------------
0 - 3                                  333                    $176,104,244           24.0%
4 - 6                                1,054                     550,813,462           75.0
7 - 12                                  13                       7,745,751            1.1
----------------------------------------------------------------------------------------------------
Total                                1,400                    $734,663,457          100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



                        Distribution by Document Status


                                      Number Of            Total Dollar          Scheduled Principal
 Document Status                  Mortgage Loans (#)        Amount ($)              Balance (%)
----------------------------------------------------------------------------------------------------
Full Doc                               767                   $421,425,234            57.4%
Asset Only                             480                    232,700,509             31.7
No Doc                                 115                     61,441,282              8.4
Income Only                             38                     19,096,432              2.6
----------------------------------------------------------------------------------------------------
Total                                1,400                   $734,663,457            100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



                      Distribution by Property Zip Codes


                                  Number Of              Total Dollar         Scheduled Principal
Property Zip Codes             Mortgage Loans (#)          Amount ($)             Balance (%)
----------------------------------------------------------------------------------------------------
60521                                11                     $7,213,828              1.0%
92130                                13                      6,791,379              0.9
92679                                 9                      5,517,178              0.8
90049                                 7                      5,263,475              0.7
92660                                10                      4,918,511              0.7
20878                                 9                      4,684,009              0.6
92037                                 6                      4,641,162              0.6
90210                                 6                      4,313,765              0.6
94549                                 7                      4,165,062              0.6
94010                                 7                      4,112,121              0.6
All Others                        1,315                    683,042,966             93.0
----------------------------------------------------------------------------------------------------
Total                             1,400                   $734,663,457            100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



                          Distribution by Delinquency


                                       Number Of              Total Dollar       Scheduled Principal
 Delinquency                        Mortgage Loans (#)          Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
Current                              1,393                    $731,019,353              99.5%
30 Days                                  7                       3,644,104               0.5
----------------------------------------------------------------------------------------------------
Total                                1,400                    $734,663,457             100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



                      Distribution by Final Maturity Year


                                      Number Of              Total Dollar       Scheduled Principal
 Final Maturity Year               Mortgage Loans (#)          Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
2023                                     3                    $  1,196,419           0.2%
2028                                     1                         531,516           0.1
2032                                     5                       2,925,800           0.4
2033                                 1,391                     730,009,723          99.4
----------------------------------------------------------------------------------------------------
Total                                1,400                    $734,663,457         100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



                      Distribution by First Payment Year


                                       Number Of              Total Dollar      Scheduled Principal
 First Payment Year                 Mortgage Loans (#)          Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
 2002                                    2                      $831,939            0.1%
 2003                                1,398                   733,831,518           99.9
----------------------------------------------------------------------------------------------------
 Total                               1,400                  $734,663,457          100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



                    Distribution by First Rate Change Date


                                       Number Of              Total Dollar      Scheduled Principal
 First Rate Change Date             Mortgage Loans (#)          Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
10/1/2012                                1                   $    518,757              0.1%
11/1/2012                                1                        313,183              0.0
12/1/2012                                3                      2,093,860              0.3
1/1/2013                                 5                      3,399,858              0.5
2/1/2013                                 1                        426,174              0.1
3/1/2013                                 2                        993,919              0.1
4/1/2013                                19                      9,345,058              1.3
5/1/2013                               159                     81,935,610             11.2
6/1/2013                               876                    459,532,794             62.6
7/1/2013                               333                    176,104,244             24.0
----------------------------------------------------------------------------------------------------
Total                                1,400                   $734,663,457            100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



                         Distribution by Original Term


                                      Number Of              Total Dollar      Scheduled Principal
 Original Term (Months)            Mortgage Loans (#)          Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
Under 313                                 4                   $  1,727,935             0.2%
349 - 360                             1,396                    732,935,522            99.8
----------------------------------------------------------------------------------------------------
Total                                 1,400                   $734,663,457           100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Maximum Rate


                                      Number Of              Total Dollar      Scheduled Principal
 Maximum Rate                      Mortgage Loans (#)          Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
8.50- 8.99%                              2                   $    796,453            0.1%
9.00- 9.49%                             21                     12,377,283            1.7
9.50- 9.99%                            263                    143,482,096           19.5
10.00-10.49%                           863                    451,689,477           61.5
10.50-10.99%                           249                    124,808,319           17.0
11.00-11.49%                             2                      1,509,829            0.2
----------------------------------------------------------------------------------------------------
Total                                1,400                   $734,663,457          100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



                         The Mortgage Loans (Group 2)


Scheduled Principal Balance:                                    $208,478,852
Number of Mortgage Loans:                                                391
Average Scheduled Principal Balance:                                $533,190
Weighted Average Gross Coupon:                                         4.88%
Weighted Average Net Coupon:                                           4.51%
Weighted Average Stated Remaining Term:                                  356
Weighted Average Seasoning:                                                3
Weighted Average Months to Roll:                                         117
Weighted Average Amortized Current LTV Ratio:                          62.4%
Weighted Average Gross Margin:                                         2.75%
Weighted Average Net Margin:                                           2.37%
Weighted Average Initial Rate Cap:                                     5.00%
Weighted Average Periodic Rate Cap:                                    2.00%
Weighted Average Life Cap:                                             5.00%
Weighted Average Gross Maximum Lifetime Rate:                          9.88%
Weighted Average FICO Score:                                             742
Servicer:                                                        Wells Fargo



                  Distribution by Scheduled Principal Balance


                                       Number Of              Total Dollar      Scheduled Principal
 Scheduled Principal Balance        Mortgage Loans (#)          Amount ($)         Balance (%)
----------------------------------------------------------------------------------------------------
Below $350,000                           38                  $ 11,649,125            5.6%
$350,001 - $450,000                     122                    48,622,159           23.3
$450,001 - $550,000                      90                    44,389,258           21.3
$550,001 - $650,000                      71                    43,635,040           20.9
$650,001 - $750,000                      17                    12,001,887            5.8
$750,001 - $1,000,000                    53                    48,181,384           23.1
----------------------------------------------------------------------------------------------------
Total                                   391                  $208,478,852          100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding



                         Distribution by Gross Coupon


                                      Number Of              Total Dollar      Scheduled Principal
 Gross Coupon                      Mortgage Loans (#)          Amount ($)         Balance (%)
----------------------------------------------------------------------------------------------------
Below 4.00%                               3                   $  1,677,400           0.8%
4.00- 4.49%                              27                     13,276,285           6.4
4.50- 4.99%                             188                    101,561,273          48.7
5.00- 5.49%                             159                     85,009,678          40.8
5.50- 5.74%                              10                      5,203,473           2.5
5.75- 5.99%                               4                      1,750,744           0.8
----------------------------------------------------------------------------------------------------
Total                                   391                   $208,478,852         100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



            Distribution by Amortized Current Loan-to-Value Ratios


 Amortized Current                    Number Of              Total Dollar      Scheduled Principal
 Loan-To-Value Ratio               Mortgage Loans (#)          Amount ($)         Balance (%)
----------------------------------------------------------------------------------------------------
Below 40.00%                          29                   $ 18,018,092              8.6%
40.00 - 49.99%                        39                     20,815,148             10.0
50.00 - 59.99%                        70                     40,145,957             19.3
60.00 - 69.99%                       124                     64,873,123             31.1
70.00 - 79.99%                       129                     64,626,532             31.0
----------------------------------------------------------------------------------------------------
Total                                391                   $208,478,852            100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding



                  Distribution by Primary Mortgage Insurance


 Primary Mortgage                     Number Of              Total Dollar      Scheduled Principal
 Insurance ("PMI")                 Mortgage Loans (#)          Amount ($)         Balance (%)
----------------------------------------------------------------------------------------------------
Amortized CLTV <= 80%                      391                  $208,478,852         100.0%
----------------------------------------------------------------------------------------------------
Total                                      391                  $208,478,852         100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding




              Distribution by Stated Remaining Months to Maturity


 Stated Remaining                    Number Of              Total Dollar      Scheduled Principal
 Term (Months)                    Mortgage Loans (#)          Amount ($)         Balance (%)
----------------------------------------------------------------------------------------------------
Under 301                            5                    $  2,784,301                1.3%
349 - 360                          386                     205,694,551               98.7
----------------------------------------------------------------------------------------------------
Total                              391                    $208,478,852              100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding



                             Distribution by Index


                                  Number Of              Total Dollar         Scheduled Principal
 Index                         Mortgage Loans (#)          Amount ($)             Balance (%)
----------------------------------------------------------------------------------------------------
1 YR CMT                           391                    $208,478,852            100.0%
----------------------------------------------------------------------------------------------------
Total                              391                    $208,478,852            100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding



                        Distribution by Months to Roll


                                     Number Of              Total Dollar      Scheduled Principal
 Months To Roll                   Mortgage Loans (#)          Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------------
109 to 114                             2                    $    969,617             0.5%
115 to 120                           389                     207,509,235            99.5
----------------------------------------------------------------------------------------------------
Total                                391                    $208,478,852           100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



                         Distribution by Gross Margin


                                     Number Of              Total Dollar      Scheduled Principal
 Gross Margin                     Mortgage Loans (#)          Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------------
 2.75%                               391                      $208,478,852          100.0%
----------------------------------------------------------------------------------------------------
 Total                               391                      $208,478,852          100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding




                       Distribution by Initial Rate Cap


                                    Number Of              Total Dollar       Scheduled Principal
 Initial Rate Cap                Mortgage Loans (#)          Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
 5.00%                               391                      $208,478,852          100.0%
----------------------------------------------------------------------------------------------------
 Total                               391                      $208,478,852          100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding



                          Distribution by FICO Score


                                  Number Of              Total Dollar         Scheduled Principal
 FICO Score                    Mortgage Loans (#)          Amount ($)             Balance (%)
----------------------------------------------------------------------------------------------------
761 and above                      153                   $ 78,333,192                37.6%
741 - 760                           86                     45,483,426                21.8
721 - 740                           48                     24,915,684                12.0
701 - 720                           39                     22,463,123                10.8
681 - 700                           32                     18,530,305                 8.9
661 - 680                           22                     12,421,610                 6.0
641 - 660                            7                      3,903,126                 1.9
621 - 640                            3                      1,773,586                 0.9
561 - 580                            1                        654,799                 0.3
----------------------------------------------------------------------------------------------------
Total                              391                   $208,478,852               100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding



                        Distribution by Property State


                                     Number Of              Total Dollar      Scheduled Principal
 Property State                   Mortgage Loans (#)          Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------------
California                            198                   $110,443,919             53.0%
Illinois                               23                     12,041,360              5.8
New Jersey                             17                      8,000,895              3.8
Florida                                15                      7,980,970              3.8
Virginia                               16                      7,864,006              3.8
Connecticut                             9                      6,521,551              3.1
All Other(1)                          113                     55,626,151             26.7
----------------------------------------------------------------------------------------------------
Total                                 391                   $208,478,852            100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding

(1) Each of the other states is less than 3.0% of the aggregate principal balance



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



                         Distribution by Property Type


                                     Number Of              Total Dollar      Scheduled Principal
 Property Type                    Mortgage Loans (#)          Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------------
Single Family                          362                  $194,281,803             93.2%
Condominium                             17                     8,344,191              4.0
Hi-Rise Condominium                      5                     2,431,630              1.2
PUD                                      4                     2,054,551              1.0
2-4 Family                               2                       822,151              0.4
Co-Op                                    1                       544,526              0.3
----------------------------------------------------------------------------------------------------
Total                                  391                  $208,478,852            100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding



                         Distribution by Loan Purpose


                                     Number Of              Total Dollar      Scheduled Principal
 Loan Purpose                     Mortgage Loans (#)          Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------------
Rate/Term Refi                         209                   $114,044,318            54.7%
Purchase                               119                     62,753,356            30.1
Cashout Refi                            63                     31,681,178            15.2
----------------------------------------------------------------------------------------------------
Total                                  391                   $208,478,852           100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding



                           Distribution by Occupancy


                                     Number Of              Total Dollar      Scheduled Principal
 Occupancy                        Mortgage Loans (#)          Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------------
Owner Occupied                         376                   $201,131,816            96.5%
Second Home                             15                      7,347,036             3.5
----------------------------------------------------------------------------------------------------
Total                                  391                   $208,478,852           100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



                           Distribution by Seasoning


                                     Number Of              Total Dollar      Scheduled Principal
 Seasoning (Months)               Mortgage Loans (#)          Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------------
0 - 3                                373                     $198,489,445           95.2%
4 - 6                                 17                        9,564,315            4.6
7 - 12                                 1                          425,091            0.2
----------------------------------------------------------------------------------------------------
Total                                391                     $208,478,852          100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding



                        Distribution by Document Status


                                     Number Of              Total Dollar      Scheduled Principal
 Document Status                  Mortgage Loans (#)          Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------------
Full Doc                            205                   $117,392,070               56.3%
Asset Only                          161                     78,829,928               37.8
Income Only                          12                      6,976,389                3.3
No Doc                               13                      5,280,464                2.5
----------------------------------------------------------------------------------------------------
Total                               391                   $208,478,852              100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding



                      Distribution by Property Zip Codes


                                     Number Of              Total Dollar      Scheduled Principal
 Property Zip Codes               Mortgage Loans (#)          Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------------
94901                                  5                    $  2,999,500             1.4%
94010                                  4                       2,683,285             1.3
94583                                  4                       2,373,613             1.1
92648                                  3                       2,328,878             1.1
93108                                  3                       2,267,257             1.1
94022                                  3                       2,176,068             1.0
92130                                  4                       2,162,457             1.0
94550                                  3                       2,147,802             1.0
94507                                  3                       2,066,076             1.0
06840                                  2                       1,994,880             1.0
All Other                            357                     185,279,035            88.9
----------------------------------------------------------------------------------------------------
Total                                391                    $208,478,852           100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding



                          Distribution by Delinquency


                                     Number Of              Total Dollar      Scheduled Principal
 Delinquency                      Mortgage Loans (#)          Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------------
Current                              388                    $207,030,232           99.3%
30 days                                3                       1,448,619            0.7
----------------------------------------------------------------------------------------------------
Total                                391                    $208,478,852          100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



                      Distribution by Final Maturity Year


                                      Number Of              Total Dollar      Scheduled Principal
 Final Maturity Year               Mortgage Loans (#)          Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------------
2022                                      1                 $    425,091              0.2%
2023                                      4                    2,359,210              1.1
2033                                    386                  205,694,551             98.7
----------------------------------------------------------------------------------------------------
Total                                   391                 $208,478,852            100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding



                      Distribution by First Payment Year


                                     Number Of              Total Dollar      Scheduled Principal
 First Payment Year               Mortgage Loans (#)          Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------------
 2003                                391                      $208,478,852          100.0%
----------------------------------------------------------------------------------------------------
 Total                               391                      $208,478,852          100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding



                    Distribution by First Rate Change Date


                                    Number Of              Total Dollar       Scheduled Principal
 First Rate Change Date          Mortgage Loans (#)          Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------
12/1/2012                            1                    $    425,091             0.2%
4/1/2013                             1                         544,526             0.3
6/1/2013                            16                       9,019,790             4.3
7/1/2013                           271                     147,826,607            70.9
8/1/2013                            70                      36,103,318            17.3
9/1/2013                            32                      14,559,520             7.0
----------------------------------------------------------------------------------------------------
Total                              391                    $208,478,852           100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding




                         Distribution by Original Term


                                      Number Of              Total Dollar      Scheduled Principal
 Original Term (Months)            Mortgage Loans (#)          Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------------
Under 313                              5                    $  2,784,301             1.3%
349 - 360                            386                     205,694,551            98.7
----------------------------------------------------------------------------------------------------
Total                                391                    $208,478,852           100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 21, 2003



                         Distribution by Maximum Rate


                                    Number Of              Total Dollar      Scheduled Principal
 Maximum Rate                    Mortgage Loans (#)          Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------------
8.50- 8.99%                               3                $  1,677,400              0.8%
9.00- 9.49%                              27                  13,276,285              6.4
9.50- 9.99%                             188                 101,561,273             48.7
10.00-10.49%                            159                  85,009,678             40.8
10.50-10.99%                             14                   6,954,217              3.3
----------------------------------------------------------------------------------------------------
Total                                   391                $208,478,852            100.0%
====================================================================================================
Column Totals may not add to 100.0% due to rounding











This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.